Hartford Schroders Opportunistic Income Fund

Schedule of Investments July 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 15.7%
	Diversified Financials - 15.7%
150,000	AGNC Investment Corp. REIT	$2,040,000
250,000	Annaly Capital Management, Inc. REIT	1,852,500

		3,892,500

	Total Common Stocks (cost $3,528,557)	$3,892,500

Asset & Commercial Mortgage-Backed Securities - 83.0%
	Asset-Backed - Finance & Insurance - 1.6%
$ 390,348	SpringCastle Funding Asset-Backed Notes 3.20%, 05/27/2036(1)	393,982

	Asset-Backed - Home Equity - 11.4%
	CWHEQ Revolving Home Equity Loan Trust
922,163	0.32%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)	867,827
470,991	0.33%, 02/15/2037, 1 mo. USD LIBOR + 0.150%(2)	445,946
456,366	0.36%, 05/15/2036, 1 mo. USD LIBOR + 0.180%(2)	437,982
500,000	Home RE Ltd. 3.42%, 05/25/2029, 1 mo. USD LIBOR + 3.250%(1)(2)	462,425
147,303	Legacy Mortgage Asset Trust 4.00%, 12/28/2054(1)(3)	148,375
516,276	Master Asset Backed-Securities Trust 0.47%, 05/25/2037, 1 mo. USD LIBOR + 0.300%(1)(2)	469,201

		2,831,756

	Asset-Backed - Student Loan - 1.5%
GBP 284,333	Income Contingent Student Loan 1.32%, 07/24/2058, 12 mo. GBP LIBOR + 1.000%(2)(4)	366,849

	Commercial Mortgage-Backed Securities - 11.1%
	BX Commercial Mortgage Trust
$ 1,000,000	1.50%, 03/15/2037, 1 mo. USD LIBOR + 1.321%(1)(2)	968,687
840,000	2.23%, 11/15/2035, 1 mo. USD LIBOR + 2.050%(1)(2)	827,346
1,000,000	Credit Suisse Mortgage Capital Certificates 2.33%, 05/15/2036, 1 mo. USD LIBOR + 2.150%(1)(2)	975,349

		2,771,382

	Other Asset-Backed Securities - 7.2%
293,297	CSMC Trust 4.10%, 09/27/2066(1)(3)	294,480
	OneMain Financial Issuance Trust
500,000	3.30%, 03/14/2029(1)	506,863
300,000	3.83%, 06/18/2031(1)	305,364
694,220	Preston Ridge Partners Mortgage Trust LLC 3.35%, 11/25/2024(1)(5)	689,673

		1,796,380

	Whole Loan Collateral CMO - 50.2%
	Alba plc
GBP 235,936	0.34%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(2)(4)	289,929
196,669	0.36%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(2)(4)	241,948
$ 450,000	Banc of America Funding Trust 3.93%, 06/26/2035(1)(3)	409,431
1,000,000	Bellemeade Re Ltd. 3.27%, 04/25/2029, 1 mo. USD LIBOR + 3.100%(1)(2)	939,635
1,000,000	BF NYT Mortgage Trust 2.68%, 12/15/2035, 1 mo. USD LIBOR + 2.500%(1)(2)	960,328
264,688	Eagle RE Ltd. 1.97%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	262,576
GBP 48,903	Eurosail PRIME plc 0.59%, 09/13/2045, 3 mo. GBP LIBOR + 0.400%(2)(4)	61,306
	Fannie Mae Connecticut Avenue Securities
$ 413,586	2.37%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(2)	400,328
500,000	3.17%, 10/25/2029, 1 mo. USD LIBOR + 3.000%(2)	495,614
327,073	3.72%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	329,551
1,140,460	4.42%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(2)	1,154,622

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued) July 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
$ 381,000	FirstKey Homes LLC 3.64%, 09/17/2025	$380,989
490,386	IndyMac INDX Mortgage Loan Trust 0.33%, 04/25/2037, 1 mo. USD LIBOR + 0.160%(2)	440,371
	Landmark Mortgage Securities plc
GBP 824,139	0.36%, 04/17/2044, 3 mo. GBP LIBOR + 0.280%(2)(4)	1,018,377
360,687	0.39%, 06/17/2038, 3 mo. GBP LIBOR + 0.220%(2)(4)	459,470
844,811	Ludgate Funding plc 0.43%, 12/01/2060, 3 mo. GBP LIBOR + 0.190%(2)(4)	1,048,702
$ 1,000,000	Oaktown Re IV Ltd. 7.18%, 07/25/2030, 1 mo. USD LIBOR + 7.000%(1)(2)	998,890
252,219	Radnor RE Ltd. 2.12%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	246,987
GBP 343,408	Resloc plc 0.35%, 12/15/2043, 3 mo. GBP LIBOR + 0.160%(2)(4)	421,363
	RMAC Securities plc
814,530	0.35%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(2)(4)	1,008,803
191,989	0.37%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(2)(4)	236,720
$ 399,406	WaMu Mortgage Pass-Through Certificates Trust 4.20%, 08/25/2033(3)	397,753
289,417	Wells Fargo Mortgage Backed Securities Trust 4.40%, 10/25/2037(3)	274,673

		12,478,366

	Total Asset & Commercial Mortgage-Backed Securities (cost $20,874,572)	$20,638,715

Corporate Bonds - 9.6%
	Insurance - 9.6%
962,871	Ambac LSNI LLC 6.00%, 02/12/2023, 3 mo. USD LIBOR + 5.000%(1)(2)	960,464
1,319,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	1,433,898

		2,394,362

	Total Corporate Bonds (cost $2,352,487)	$2,394,362

U.S. Government Agencies - 7.6%
	Mortgage-Backed Agencies - 7.6%
	FHLMC - 4.9%
$ 200,000	2.50%, 07/01/2050	$210,713
435,660	3.00%, 02/01/2050	465,812
496,248	3.00%, 05/01/2050	531,516

		1,208,041

	FNMA - 2.7%
$ 449,103	2.00%, 07/01/2050	$464,943
199,878	2.50%, 07/01/2050	211,601

		676,544

	Total U.S. Government Agencies (cost $1,868,651)	$1,884,585

	Total Long-Term Investments (cost $28,624,267)	$28,810,162

Short-Term Investments - 3.2%
	Other Investment Pools & Funds - 3.2%
784,540	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(6)	784,540

	Total Short-Term Investments (cost $784,540)	$784,540

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued) July 31, 2020 (Unaudited)

		Market Value†
Total Investments (cost $29,408,807)	119.1%	$29,594,702
Other Assets and Liabilities	(19.1)%	(4,740,875)

Total Net Assets	100.0%	$24,853,827

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $12,253,954, representing 49.3% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2020. Base lending rates may be subject to a floor or cap.
(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $5,153,467, representing 20.7% of net assets.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Current yield as of period end.

Reverse Repurchase Agreements Outstanding at July 31, 2020
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
JP Morgan Chase Bank	1.768%	07/07/20	10/02/20	USD	(864,000)	$(864,000)	$(865,061)
JP Morgan Chase Bank	3.049%	06/17/20	09/14/20	USD	(718,000)	(718,000)	(720,736)
JP Morgan Chase Bank	0.820%	07/10/20	10/09/20	GBP	(2,044,559)	(2,676,328)	(2,677,611)

Total reverse repurchase agreement						$(4,258,328)	$(4,263,409)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Futures Contracts Outstanding at July 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
British Pound Future	32	09/14/20	$2,621,600	$(67,942)

Total futures contracts				$(67,942)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
GBP	British Pound
USD	United States Dollar

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued) July 31, 2020 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)

Assets
Common Stocks
Diversified Financials	$3,892,500	$3,892,500	$—	$—
Asset & Commercial Mortgage-Backed Securities	20,638,715	—	20,638,715	—
Corporate Bonds	2,394,362	—	2,394,362	—
U.S. Government Agencies	1,884,585	—	1,884,585	—
Short-Term Investments	784,540	784,540	—	—

Total	$29,594,702	$4,677,040	$24,917,662	$—

Liabilities
Futures Contracts(2)	$(67,942)	$(67,942)	$—	$—
Reverse Repurchase Agreements	(4,258,328)	—	(4,258,328)	—

Total	$(4,326,270)	$(67,942)	$(4,258,328)	$—

(1)	For the period ended July 31, 2020, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Hartford Schroders Opportunistic Income Fund (the “Fund”)

Notes to the Schedule of Investments

1. Investment Valuation and Fair Value Measurements:

For purposes of calculating the net asset value per share (“NAV”) of each class of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trustees of the Fund (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase shares of the Fund.

Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, exchange or request the repurchase of shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable.

These levels are:

• Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

• Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

• Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-advisers, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund’s Schedule of Investments.

2. Secured Borrowings:

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2020.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Asset & Commercial Mortgage-Backed Securities	$—	$—	$3,540,328	$—	$3,540,328
Corporate Bonds	—	—	718,000	—	718,000

Total Borrowings	$—	$—	$4,258,328	$—	$4,258,328

Gross amount of recognized liabilities for sale buy-back transactions					$4,258,328

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.